Kennedy Capital ESG SMID Cap Fund

Investor Class Shares (Ticker Symbol: ESGSX)

Institutional Class Shares (Ticker Symbol: KESGX)

A series of Investment Managers Series Trust II

Supplement dated January 12, 2022, to the

Prospectus dated May 1, 2021.

Effective immediately, the following change is made to the “Selling (Redeeming) Fund Shares” section of the Prospectus.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order generally must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

Please file this Supplement with your records.